SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund
                         Frontegra Emerging Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                               December 31, 2000

TABLE OF CONTENTS

FRONTEGRA TOTAL RETURN BOND FUND
   Report from Reams Asset Management Company, LLC                           4
   Investment Highlights                                                     7
   Schedule of Investments                                                   8
   Statement of Assets and Liabilities                                      16
   Statement of Operations                                                  17
   Statements of Changes in Net Assets                                      18
   Financial Highlights                                                     19
FRONTEGRA OPPORTUNITY FUND
   Report from Reams Asset Management Company, LLC                          22
   Investment Highlights                                                    25
   Schedule of Investments                                                  26
   Statement of Assets and Liabilities                                      30
   Statement of Operations                                                  31
   Statements of Changes in Net Assets                                      32
   Financial Highlights                                                     33
FRONTEGRA GROWTH FUND
   Report from Northern Capital Management, LLC                             36
   Investment Highlights                                                    41
   Schedule of Investments                                                  42
   Statement of Assets and Liabilities                                      45
   Statement of Operations                                                  46
   Statements of Changes in Net Assets                                      47
   Financial Highlights                                                     48
FRONTEGRA EMERGING GROWTH FUND
   Report from Berents & Hess Capital Management, Inc.                      50
   Investment Highlights                                                    52
   Schedule of Investments                                                  53
   Statement of Assets and Liabilities                                      55
   Statement of Operations                                                  56
   Statements of Changes in Net Assets                                      57
   Financial Highlights                                                     58
NOTES TO FINANCIAL STATEMENTS                                               59

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the Prospectus carefully.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

The Frontegra Total Return Bond Fund returned 7.05% compared to 7.36% for the benchmark, Lehman Brothers Aggregate Bond Index for the first six months of the fiscal year (7/1/00 to 12/31/00). The Fund significantly outperformed the benchmark in calendar year 2000, returning 13.48% compared to 11.63% for the benchmark.

The strong absolute returns in bonds over the last six months masked a volatile environment for certain sectors of the bond market. For instance, corporate bonds significantly underperformed other sectors of the bond market over this period, as credit problems and downgrades plagued the corporate sector.

PORTFOLIO REVIEW

Domestic bonds acted as a "safe-haven" in the second half of 2000, as U.S. equities continued to struggle. In the six months ended December 31, 2000, the broad bond market returned 7.4%, while the domestic equity market, as measured by the S&P 500, was down 8.7%. The main contributor to the strong bond market performance was the decline in long-term Treasury rates. With the U.S. economy appearing to slow dramatically, Treasury bonds rallied in expectation of a cut in interest rates by the Federal Reserve. In fact, at year-end, the yield curve was strongly discounting a significant drop in money market rates, of at least 1.5% from current levels.

After having raised rates throughout the first half of 2000, the Federal Reserve held off on more rate increases over the last six months of the year. Slowing economic indicators relieved the pressure for the Fed to raise rates any further. At year-end, the very real prospect of a recession was upon us. Capital spending, which boosted growth during the expansion, appeared to be falling. Declining stock prices, increasing energy costs, corporate earnings shortfalls, and declining credit availability have taken their toll on the economy. The slowing economy, combined with the diminished threat of inflation, will likely force the Fed to begin easing in 2001.

As we pointed out above, the corporate sector of the bond market was extremely treacherous over the past six months. The combination of the slowing economy, weak earnings reports and rapidly rising defaults have taken their toll on corporate bonds. In fact, the difference in yield between corporate bonds and Treasury securities is at its highest level in ten years. A number of very important sectors of the corporate market have experienced particular difficulty, including telecoms, the autos and other cyclicals. The telecommunications sector is hindered by massive supply, a lack of funds, and a high degree of business uncertainty. Autos and other cyclicals have been beset by business downturns and excessive debt.

However, company-specific problems tend to have the greatest impact on a portfolio. Recently, several companies with exposure to asbestos-related claims have been forced into, or near bankruptcy. In addition, the California electric utilities debacle has had a tremendous impact on the bonds of those utilities. While the Fund was not immune to these problems in the corporate market, we were able to minimize the impact. In managing the portfolio, we try to mitigate the risk of any one bond having a significantly negative impact on the portfolio by limiting the position size of any individual bond. Unlike stocks, bonds have a limited upside, but unfortunately bonds are similar to stocks in that they have an unlimited downside.

The Fund has discretion to invest a portion of the assets in high yield bonds. However, we have had little exposure to this area of the market for some time. This decision has been a good one as the high yield market posted negative returns in 2000. Most of the poor performance has been in the "B" and lower quality telecom, distressed and subordinated issues in the market, which we feel are very equity-like and generally not appropriate for this portfolio. The higher quality area of the high yield market has performed well and is not cheap compared to other opportunities in the investment grade market. Therefore, we have kept our high yield exposure fairly low.

PORTFOLIO STRATEGY

Duration strategy (the portfolio's sensitivity to interest rates) has become increasingly complex due to the uncoupling of the Treasury market from all other sectors. Our historical model shows that 10-year Treasury bonds are overvalued and calls for a defensive duration strategy. However, other sectors of the market, particularly corporates, remain quite attractive on the basis of their absolute real yields. Therefore, we are running a portfolio duration that slightly exceeds the benchmark level, and concentrating the portfolio's duration exposure in non-Treasury sectors.

The yield curve has currently assumed an unusual "U" shape in anticipation of Fed easing. We have slightly concentrated the portfolio's cash flows towards the middle of the yield curve to take advantage of further steepening as the Fed eases. Treasury holdings are being maintained at low levels in the portfolio in order to take advantage of better values in other sectors. Consequently, the portfolio yield has been boosted. Agency bonds are being increasingly used as substitutes for Treasury issues.

Corporate bonds are being used extensively in the portfolio due to their attractive value. We think that current investment-grade corporate spreads more than adequately compensate for the credit risks in today's market, and will provide superior investment returns going forward. We continue to favor the good structure of secured equipment trusts, power projects, and utility issues.

Mortgage and asset-backed exposure continues to be in better-structured commercial mortgage backed securities, utility rate-reduction bonds, and oil receivables-backed bonds, which offer attractive yield spreads, low prepayment risk and high credit quality. We like the absence of credit risk in the "AAA" part of this market, and will increase our exposure at times when these securities compare favorably to corporates.

SUMMARY

We continue to see significant opportunity for bond investors. The Fund has posted strong absolute and relative returns and hopefully has done its job as the anchor of your portfolio in the turbulent capital markets we have recently experienced. As always, we appreciate your continued confidence and look forward to another strong year in 2001.

Regards,

/s/ Mark M. Egan                 /s/ Robert A. Crider
Mark M. Egan, CFA, CPA           Robert A. Crider, CFA
Reams Asset Management Co.       Reams Asset Management Co.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                 Frontegra Total          Lehman Brothers
Date             Return Bond Fund       Aggregate Bond Index
----             ----------------       --------------------
11/25/96*<F1>        $100,000                 $100,000
12/31/96              $99,239                  $99,546
 3/31/97              $98,362                  $98,989
 6/30/97             $102,032                 $102,625
 9/30/97             $105,600                 $106,035
12/31/97             $107,761                 $109,156
 3/31/98             $109,814                 $110,855
 6/30/98             $112,097                 $113,445
 9/30/98             $116,435                 $118,242
12/31/98             $116,850                 $118,641
 3/31/99             $116,509                 $118,052
 6/30/99             $115,847                 $117,015
 9/30/99             $116,931                 $117,809
12/31/99             $116,688                 $117,665
 3/31/00             $120,434                 $120,263
 6/30/00             $123,697                 $122,347
 9/30/00             $127,807                 $126,040
12/31/00             $132,423                 $131,351

*<F1>  11/25/96 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 12/31/00
-----------------------------

ONE YEAR              13.48%

AVERAGE ANNUAL
SINCE COMMENCEMENT     7.09%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2000 (Unaudited)

Principal Amount                                                       Value
----------------                                                       -----
               ASSET-BACKED SECURITIES  9.7%
 $1,100,000    Citibank Credit Card Master Trust, 1999-2 A,
                 5.875%, 3/10/11                                   $ 1,072,384
    600,000    Comed Transitional Funding Trust, 1998-1 A7,
                 5.44%, 3/25/07                                        588,306
    410,000    Comed Transitional Funding Trust, 1998-1 A7,
                 5.74%, 12/25/10                                       397,835
    600,000    Conseco Finance Securitizations Corp., 2000-2 M2,
                 10.32%, 12/01/31                                      658,374
    600,000    Conseco Finance Securitizations Corp., 2000-4 B1,
                 10.35%, 5/01/32                                       617,277
    500,000    Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07        501,990
    229,129    Green Tree Financial Corp., 1995-7 A5,
                 6.95%, 10/15/26                                       230,983
    200,000    Green Tree Financial Corp., 1996-7 M1,
                 7.70%, 10/15/27                                       202,410
    850,000    MBNA Master Credit Card Trust, 1999-B A,
                 5.90%, 3/15/09                                        839,630
     42,486    Mego Mortgage Home Loan Trust, 1996-2 A,
                 7.275%, 8/25/17                                        43,295
    845,000    Peco Energy Transition Trust, 1999-A A6,
                 6.05%, 3/01/09                                        838,257
    950,000    Peco Energy Transition Trust, 1999-A A7,
                 6.13%, 3/01/09                                        937,964
    725,000    PP&L Transition Bond Company LLC, 1991-1 A8,
                 7.15%, 6/25/09                                        748,168
  1,200,000    World Financial Network Credit Card Master Trust,
                 1996-B A, 6.95%, 4/15/06                            1,231,608
                                                                   -----------

               TOTAL ASSET-BACKED SECURITIES
                 (cost $8,478,687)                                   8,908,481
                                                                   -----------

               COLLATERALIZED MORTGAGE OBLIGATIONS  0.6%
    400,000    NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19
                 (Acquired 5/23/00; Cost $341,886) r<F2>               381,913
     98,905    Resolution Trust Corp., 1991-6 A1, 6.7754%, 5/25/19      98,385
     68,903    Resolution Trust Corp., 1991-6 C1, 9.00%, 9/25/28        68,585
                                                                   -----------

               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (cost $512,819)                                       548,883
                                                                   -----------

               COMMERCIAL MORTGAGE-BACKED
               SECURITIES  11.1%
  1,485,664    Capco America Securitization Corp., 1998-D7 A1A,
                 5.86%, 12/15/07                                     1,470,368
    557,146    Chase CMBS, 1997-2 A1, 6.45%, 12/19/04                  561,708
    350,000    Chase CMBS, 1997-2 A2, 6.60%, 11/19/07                  355,460
    974,799    Commercial Mortgage Asset Trust, 1999-C1 A1,
                 6.25%, 8/17/06                                        978,681
  1,573,901    GMAC CMBS, 2000-C2 A1, 7.273%, 4/16/09                1,641,385
  1,500,000    GMAC CMBS, 1999-C1 A2, 6.175%, 5/15/33                1,479,295
  1,100,000    GSMS, 1997-GL A2B, 6.86%, 7/13/30                     1,117,588
    570,003    J.P. Morgan, 1996-C2 A, 6.47%, 11/25/27                 573,896
    150,000    Merrill Lynch Mortgage Investors, Inc.,
                 1998-C1 A3, 6.72%, 11/15/26                           148,153
    410,000    Nationslink Funding Corp., 1999-1 A2,
                 6.316%, 11/20/08                                      409,614
  1,419,292    Salomon Brothers Mortgage Securities VII,
                 2000-C2 A1, 7.298%, 6/18/09                         1,481,650
                                                                   -----------

               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $9,829,544)                                  10,217,798
                                                                   -----------

               CORPORATE BONDS  46.7%
               Airlines  7.3%
    683,487    Air 2 Us, 8.027%, 10/01/19
                 (Acquired 5/11/00; Cost $661,144) r<F2>               718,495
    504,651    America West Airlines, Inc., 7.33%, 7/02/08             513,987
    500,000    Continental Airlines, 6.32%, 11/01/08                   487,140
    692,801    Continental Airlines, 8.048%, 11/01/20                  742,987
    400,000    Delta Air Lines, Inc., 89-B, 9.75%, 6/01/03             414,557
    748,615    Delta Air Lines, Inc., 9.375%, 9/11/07                  797,530
    450,000    Delta Air Lines, Inc., 8.30%, 12/15/29                  390,785
    870,891    Northwest Airlines, 8.304%, 9/01/10                     889,475
    300,000    United Airlines, 7.762%, 10/01/05                       304,845
    250,000    United Airlines, 7.186%, 4/01/11                        255,155
    770,033    US Airways, Inc., 6.85%, 1/30/18                        724,602
    505,000    US Airways, Inc., 8.02%, 2/05/19                        527,109
                                                                   -----------
                                                                     6,766,667
                                                                   -----------

               Automobiles/Auto Parts  1.1%
    185,000    Federal-Mogul Corp., 7.50%, 1/15/09                      29,600
  1,000,000    Ford Motor Company, 7.45%, 7/16/31                      940,600
                                                                   -----------
                                                                       970,200
                                                                   -----------
               Convertible Bonds  0.1%
    160,000    Tower Automotive Inc., 5.00%, 8/01/04                   109,800
                                                                   -----------

               Diversified  1.1%
  1,000,000    FMC Corp., 7.125%, 11/25/02                           1,002,069
                                                                   -----------

               Electronics  0.7%
    725,000    Midwest Generation LLC, 8.56%, 1/02/16
                 (Acquired Multiple Dates;
                 Cost $719,849) r<F2> b<F3>                            681,500
                                                                   -----------

               Energy  5.6%
    250,000    CMS Energy Corp., 8.125%, 5/15/02                       247,656
    500,000    Cogentrix Energy, 8.10%, 3/15/04                        505,185
    400,000    El Paso Energy Corp., 6.95%, 12/15/07                   400,981
  1,466,465    LS Power Funding, 7.19%, 6/30/10                      1,467,242
    385,827    Salton Sea Funding, 7.37%, 5/30/05                      371,405
    835,820    Selkirk Cogen Funding Corp., 8.65%, 12/26/07            883,771
    250,000    Sithe/Independence Funding, 8.50%, 6/30/07              265,905
    200,000    Sithe/Independence Funding, 9.00%, 12/30/13             221,980
    800,000    Southern Energy Inc., 7.40%, 7/15/04
                 (Acquired 4/05/00; Cost $783,689) r<F2>               796,590
                                                                   -----------
                                                                     5,160,715
                                                                   -----------

               Financial  7.8%
    300,000    Associates Corp. N.A., 5.80%, 4/20/04                   295,268
    600,000    Bank of America Corp., 7.80%, 2/15/10                   624,472
    500,000    Dresdner Funding Trust, 8.151%, 6/30/31
                 (Acquired Multiple Dates; Cost $432,161) r<F2>        444,219
    600,000    Ford Motor Credit Company, 7.60%, 8/01/05               616,076
    400,000    Ford Motor Credit Company, 7.875%, 6/15/10              412,200
    600,000    General Motors Acceptance Corp., 7.75%, 1/19/10         618,258
    700,000    Household Finance Corp., 8.00%, 7/15/10                 738,714
    670,929    Jet Equipment Trust, 7.63%, 8/15/12
                 (Acquired 9/21/00; Cost $668,051) r<F2>               690,876
          8    Midland Funding Corp., 10.33%, 7/23/02                        8
    410,000    Royal Bank of Scotland, 8.817%, 3/31/05                 429,279
    410,000    Royal Bank of Scotland, 9.118%, 3/31/10                 443,314
    700,000    Socgen Real Estate LLC, 7.64%, 9/30/07
                 (Acquired 6/09/00; Cost $640,064) r<F2>               671,000
    500,000    UBS Preferred Funding Trust, 8.622%, 10/10/10           524,768
    700,000    Verizon Global Funding Corp., 7.25%, 12/01/10
                 (Acquired 12/14/00; Cost $714,856) r<F2>              710,776
                                                                   -----------
                                                                     7,219,228
                                                                   -----------

               Food Products  0.2%
    250,000    Dole Foods, 6.375%, 10/01/05                            217,338
                                                                   -----------

               Insurance  0.4%
    410,000    Florida Windstorm, 7.125%, 2/25/19
                 (Acquired 5/16/00; Cost $367,531) r<F2>               398,127
                                                                   -----------

               Multimedia  0.5%
    400,000    News America Holdings, 7.43%, 10/01/26                  408,163
                                                                   -----------

               Oil & Gas  5.3%
    800,000    Ashland Inc., 7.83%, 8/15/05                            823,802
    500,000    Coastal Corp., 7.75%, 6/15/10                           527,217
    650,000    PDV America, Inc., 7.875%, 8/01/03                      634,401
    900,000    Tennessee Gas Pipeline, 7.50%, 4/01/17                  899,365
    800,000    Tosco Trust, 8.58%, 3/01/10
                 (Acquired Multiple Dates; Cost $822,510) r<F2>        854,410
  1,100,000    Yosemite Sec Trust, 8.25%, 11/15/04
                 (Acquired Multiple Dates; Cost $1,095,719) r<F2>    1,138,689
                                                                   -----------
                                                                     4,877,884
                                                                   -----------

               Real Estate Investment Trust  0.4%
    410,000    HRPT Properties Trust, 6.75%, 12/18/02                  404,595
                                                                   -----------

               Retail  0.7%
    370,000    JC Penney Co. Inc., 7.95%, 4/01/17                      185,979
    330,000    JC Penney Co. Inc., 7.625%, 3/01/97                     132,000
    260,000    Saks Inc., 8.25%, 11/15/08                              156,000
    250,000    Saks Inc., 7.50%, 12/01/10                              135,000
    100,000    Saks Inc., 7.375%, 2/15/19                               49,000
                                                                   -----------
                                                                       657,979
                                                                   -----------

               Services  1.1%
    210,319    Federal Express Corp., 8.04%, 11/22/07                  218,389
    536,636    Federal Express Corp., 7.85%, 1/30/15                   543,322
    250,000    International Game Technology, 8.375%, 5/15/09          249,375
                                                                   -----------
                                                                     1,011,086
                                                                   -----------

               Transportation  0.9%
    410,000    JB Hunt Transport Services, 7.00%, 9/15/04              410,084
    410,000    Norfolk Southern Corp., 7.70%, 5/15/17                  416,769
                                                                   -----------
                                                                       826,853
                                                                   -----------

               Telecommunications  0.3%
    330,000    Williams Commercial Group Inc., 11.875%, 8/01/10        254,100
                                                                   -----------

               Utilities  3.1%
    400,000    Cleveland Electric Illuminating Co., 7.85%, 7/30/02     407,826
    410,000    Consumers Energy Co., 6.20%, 5/01/03                    402,768
    410,000    Texas Utilities, 6.75%, 3/01/03                         412,162
    800,000    Utilicorp United Inc., 6.70%, 10/15/06                  799,255
    800,000    Utilicorp United Inc. (AMBAC Insured),
                 6.875%, 10/01/04                                      792,255
                                                                   -----------
                                                                     2,814,266
                                                                   -----------

               Waste Management  0.5%
    500,000    Republic Services Inc., 7.125%, 5/15/09                 471,040
                                                                   -----------

               Yankee/International Bonds (U.S. Dollars)  9.6%
    450,000    Credit Suisse, 7.90%, 5/01/07
                 (Acquired Multiple Dates; Cost $424,523) r<F2>        433,504
    630,000    Deutsche Telekom, 8.25%, 6/15/30                        622,368
    160,000    Imperial Tobacco O/S BV, 7.125%, 4/01/09                151,194
    930,000    Koninklijke KPN NV, 8.375%, 10/01/30
                 (Acquired Multiple Dates; Cost $906,129) r<F2>        810,088
    710,000    Norsk Hydro A/S, 9.00%, 4/15/12                         812,720
    925,000    Norsk Hydro A/S, 7.25%, 9/23/27                         883,644
  1,900,000    PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06            1,755,792
    410,000    PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07            413,588
    410,000    Pemex Finance Ltd., 8.875%, 11/15/10                    421,738
    800,000    Pemex Finance Ltd., 9.03%, 2/15/11                      844,752
    600,000    Principal Financial Group, 8.20%, 8/15/09
                 (Acquired  7/24/00; Cost $601,657) r<F2>              626,672
    330,000    Rothmans Nedrlnd Holdings, 6.875%, 5/06/08              308,579
    700,000    Sutton Bridge, 7.97%, 6/30/22
                 (Acquired 6/01/00; Cost $658,033) r<F2>               714,455
                                                                   -----------
                                                                     8,799,094
                                                                   -----------

               TOTAL CORPORATE BONDS
                 (cost $42,630,020)                                 43,050,704
                                                                   -----------

               FOREIGN BOND  1.6%
  1,500,000    Bundesrepub. Deutschland, 6.00%,
                 9/15/03 (Eurodollars) i<F4>                         1,462,215
                                                                   -----------

               TOTAL FOREIGN BOND
                 (cost $1,360,615)                                   1,462,215
                                                                   -----------

Shares
------
               PREFERRED STOCK  0.4%
               International Preferred Stock (U.S. Dollars)
      4,000    Centaur Funding Corp., 9.08%, 4/21/20
                 (Acquired 9/14/00; Cost $400,796) r<F2>               414,875
                                                                   -----------

               TOTAL PREFERRED STOCK
                 (cost $400,796)                                       414,875
                                                                   -----------

Principal Amount
----------------
               U.S. GOVERNMENT AGENCIES  14.9%

               Fannie Mae  9.4%
 $4,000,000    7.00%, 7/15/05                                        4,197,908
    410,000    7.25%, 1/15/10                                          445,052
    236,237    Pool 073339, 6.18%, 1/01/03                             235,135
    260,813    Pool 160098, 7.91%, 3/01/04                             269,284
    832,451    Pool 433043, 6.50%, 6/01/28                             821,837
    436,807    Pool 448235, 6.50%, 11/01/28                            431,238
    443,363    Pool 447704, 6.50%, 11/01/28                            437,710
    883,618    Pool 448635, 6.50%, 11/01/28                            872,351
    396,984    Pool 449012, 6.50%, 11/01/28                            391,922
    438,129    Pool 487778, 6.50%, 3/01/29                             432,123
     68,612    Series 1991-26 G, 8.00%, 4/25/06                         69,676
     85,000    Series 1994-3 PL, 5.50%, 1/25/24                         75,536
                                                                   -----------
                                                                     8,679,772
                                                                   -----------

               Freddie Mac  5.3%
  1,550,000    7.375%, 5/15/03                                       1,610,707
  2,500,000    7.00%, 7/15/05                                        2,623,693
    425,000    Series 20 H, 5.50%, 10/25/23                            379,096
    290,000    Series 20 L, 5.50%, 10/25/23                            250,989
                                                                   -----------
                                                                     4,864,485
                                                                   -----------

               Ginnie Mae  0.2%
    139,129    Pool 331001, 8.25%, 7/15/07                             142,300
     59,410    Pool 036629, 9.50%, 10/15/09                             63,226
                                                                   -----------
                                                                       205,526
                                                                   -----------

               TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $13,705,235)                                 13,749,783
                                                                   -----------

               U.S. TREASURIES  8.5%
               U.S. Treasury Bond  5.8%
  4,880,000    6.125%, 8/15/29                                       5,314,623
                                                                   -----------

               U.S. Treasury Note  2.7%
  2,325,000    6.50%, 5/15/05                                        2,453,175
                                                                   -----------

               TOTAL U.S. TREASURIES
                 (cost $7,621,239)                                   7,767,798
                                                                   -----------

               SHORT-TERM INVESTMENTS  2.7%

               Variable Rate Demand Notes  2.7%
    713,953    American Family Financial Services Inc., 6.2353%        713,953
  1,248,962    Sara Lee Corp., 6.2463%                               1,248,962
    559,908    Wisconsin Corporate Central Credit Union, 6.3163%       559,908
                                                                   -----------
                                                                     2,522,823
                                                                   -----------

               TOTAL SHORT-TERM INVESTMENTS
                 (cost $2,522,823)                                   2,522,823
                                                                   -----------

               TOTAL INVESTMENTS  96.2%
                 (cost $87,061,778)                                 88,643,360
                                                                   -----------

               Other Assets, less Liabilities  3.8%                  3,463,442
                                                                   -----------

               NET ASSETS  100.0%                                  $92,106,802
                                                                   -----------
                                                                   -----------

r<F2> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
b<F3> Security Fair Valued under procedures established by the Board of Directors.
i<F4> Foreign security cost and market value is stated in U.S. dollars. Principal amount is denominated in the foreign currency indicated parenthetically.

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)

ASSETS:
Investments at value (cost $87,061,778)                           $ 88,643,360
Cash                                                                 1,093,594
Interest receivable                                                  1,594,156
Receivable for investments sold                                     15,731,345
Deferred organizational costs, net                                       7,325
Other assets                                                            10,590
                                                                  ------------
Total assets                                                       107,080,370
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   14,921,276
Accrued investment advisory fee                                         15,325
Accrued expenses                                                        36,967
                                                                  ------------
Total liabilities                                                   14,973,568
                                                                  ------------
NET ASSETS                                                        $ 92,106,802
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $ 90,842,768
Undistributed net investment income                                    103,854
Undistributed net realized loss                                       (421,402)
Net unrealized appreciation on investments                           1,581,582
                                                                  ------------
NET ASSETS                                                        $ 92,106,802
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               3,029,702
NET ASSET VALUE, REDEMPTION PRICE AND
  OFFERING PRICE PER SHARE                                              $30.40
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                             SIX MONTHS ENDED
                                                            DECEMBER 31, 2000
                                                               (UNAUDITED)
                                                            -----------------
INVESTMENT INCOME:
Interest                                                        $3,112,472
Dividends                                                            9,080
                                                                ----------
                                                                 3,121,552
                                                                ----------

EXPENSES:
Investment advisory fees                                           165,407
Fund administration and accounting fees                             47,960
Legal fees                                                           8,183
Custody fees                                                         8,058
Audit fees                                                           5,428
Shareholder servicing fees                                           4,968
Amortization of organizational costs                                 4,446
Federal and state registration fees                                  2,710
Reports to shareholders                                              2,650
Directors' fees and related expenses                                 1,260
Other                                                                2,321
                                                                ----------
Total expenses before waiver and reimbursement                     253,391
Waiver and reimbursement of expenses by Adviser                    (77,646)
                                                                ----------
Net expenses                                                       175,745
                                                                ----------
NET INVESTMENT INCOME                                            2,945,807
                                                                ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                   112,497
Change in net unrealized
  depreciation on investments                                    2,415,384
                                                                ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            2,527,881
                                                                ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $5,473,688
                                                                ----------
                                                                ----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                             DECEMBER 31, 2000     YEAR ENDED
                                                (UNAUDITED)       JUNE 30, 2000
                                             -----------------    -------------
OPERATIONS:
Net investment income                          $ 2,945,807         $ 3,766,580
Net realized gain (loss)
  on investments                                   112,497             (59,524)
Change in net unrealized
  depreciation on investments                    2,415,384             236,651
                                               -----------         -----------
Net increase in net assets
  resulting from operations                      5,473,688           3,943,707
                                               -----------         -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                           (2,854,309)         (3,755,804)
Net realized gain on investments                   (87,239)                 --
                                               -----------         -----------
Decrease in net assets resulting
  from distributions paid                       (2,941,548)         (3,755,804)
                                               -----------         -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                     41,252,286          34,687,876
Shares issued to holders in
  reinvestment of distributions                  2,858,048           3,733,402
Shares redeemed                                (24,970,188)        (16,587,197)
                                               -----------         -----------
Net increase in net assets resulting
  from capital share transactions               19,140,146          21,834,081
                                               -----------         -----------

TOTAL INCREASE IN NET ASSETS                    21,672,286          22,021,984
                                               -----------         -----------

NET ASSETS:
Beginning of period                             70,434,516          48,412,532
                                               -----------         -----------
End of period
  (includes undistributed
  net investment income of
  $103,854 and $12,356, respectively)          $92,106,802         $70,434,516
                                               -----------         -----------
                                               -----------         -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                          ENDED                YEAR            EIGHT MONTHS            YEAR               PERIOD
                                       DECEMBER 31,           ENDED               ENDED               ENDED               ENDED
                                           2000              JUNE 30,            JUNE 30,          OCTOBER 31,         OCTOBER 31,
                                       (UNAUDITED)             2000            1999(2)<F6>             1998            1997(1)<F5>
                                       -----------           --------          ------------        -----------         -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $29.36              $29.34              $31.38              $30.85              $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                       1.01                1.90                1.29                1.75                1.37
Net realized and unrealized gain
  (loss) on investments                     1.04                0.02               (1.18)               0.59                0.70
                                          ------              ------              ------              ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                     2.05                1.92                0.11                2.34                2.07
                                          ------              ------              ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                 (0.98)              (1.90)              (1.44)              (1.75)              (1.22)
From net realized gain
  on investments                           (0.03)                 --               (0.71)              (0.06)                 --
                                          ------              ------              ------              ------              ------
TOTAL DISTRIBUTIONS PAID                   (1.01)              (1.90)              (2.15)              (1.81)              (1.22)
                                          ------              ------              ------              ------              ------

NET ASSET VALUE,
  END OF PERIOD                           $30.40              $29.36              $29.34              $31.38              $30.85
                                          ------              ------              ------              ------              ------
                                          ------              ------              ------              ------              ------

TOTAL RETURN(3)<F7>                        7.05%               6.78%               0.32%               7.79%               7.13%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                         $92,107             $70,435             $48,413             $48,457             $39,096
Ratio of expenses to
  average net assets(4)<F8>(5)<F9>        0.425%               0.43%               0.50%               0.50%               0.50%
Ratio of net investment income
  to average net assets(4)<F8>(5)<F9>      7.13%               6.82%               6.37%               5.79%               6.02%
Portfolio turnover rate(3)<F7>              261%                438%                 83%                131%                202%

(1)<F5>   Commenced operations on November 25, 1996.
(2)<F6> Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(3)<F7>   Not annualized for periods less than a full year.
(4)<F8> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.615%, 0.71%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.94%, 6.54%, 6.05%, 5.51% and 5.25% for the periods ended December 31, 2000, June 30, 2000, June 30, 1999, October 31, 1998 and October
          31, 1997, respectively.
(5)<F9>   Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                OPPORTUNITY FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Value investors were at long last rewarded for their patience in the first six months of the Fund's fiscal year (7/1/00-12/31/00). While the domestic equity markets retreated in recent months, value stocks, and in particular small cap value stocks, posted outstanding results. Small cap value stocks, as measured by the Russell 2000 Value Index returned 16.03% for the period.

We are pleased to report that the Opportunity Fund outdistanced its benchmark, the Russell 2000 Value Index, returning 20.73% for the six-month period. The Fund also significantly outperformed the broad small cap market, which declined nearly 6% in the first six months of the fiscal year.

PORTFOLIO REVIEW

Markets in the last half of 2000 will be remembered for the extreme volatility and the dramatic correction in the Nasdaq composite. For most of the 1990s, the Russell 2000 Index, which is a proxy for small cap stocks, moved 2% or more in a day about 10 times a year. In calendar year 2000, the Russell 2000 Index moved 2% or more on 72 days or nearly 30% of the trading days. This unprecedented volatility led many investors to throw in the towel, particularly in the hard hit technology sector. Technology stocks were the weakest performing group in the Index, giving back much of the gains accumulated in recent years.

Health care (+57%) and utilities (+39%) led all sectors for the six-month period, with strong contributions from energy and finance, which were both up about 30%. As pointed out above, Technology was the weakest sector of the market (-26%) and was pulled down primarily by a significant correction in internet and telecommunications stocks. Even though the Fund benefited from its significant underweight in technology stocks, the absence of utility stocks and an underweighting in the health care sector offset the relative gains from the technology underweight. All of the value added in the Fund was a result of strong stock selection, particularly in the finance, materials and processing and consumer durable sectors. Below is a brief summary of several stocks that had a positive impact on performance during the period:

FIDELITY NATIONAL FINANCIAL INC.: Fidelity National Financial posted the best individual performance in the Fund over the last six months returning over 90%. Fidelity National is the fourth largest national title insurance company and recently merged with Chicago Title Corporation. The company also offers a variety of information technology and telecommunications services related to the real estate industry. The stock has had a significant run in 2000, closing the year in the high $30s, off a low of $11 in March. We sold the stock recently as it surpassed our price target.

TOLL BROTHERS: Several cyclical names posted outstanding results, most notably, Toll Brothers, a large high-end national homebuilder. Toll Brothers designs, builds, markets and arranges financing for middle-and high-income residential communities in 18 states and six regions around the country. Revenues have been increasing significantly as a result of greater demand and higher average selling prices. In the most recent six months, the stock has advanced over 50%. We also sold Toll Brothers as it reached its price target.

ARNOLD INDUSTRIES: Arnold Industries is another cyclical stock that returned over 50% for the period. Arnold is in the trucking and warehousing business. Arnold has been able to significantly increase its net income in the face of higher fuel costs by increased business volume. We held Arnold Industries in the portfolio at year-end as it sold at low multiples to earnings and sales.

FURNITURE BRANDS: Furniture Brands was one of the largest holdings in the portfolio at year-end at 3.5%. The stock posted strong results, advancing nearly 40% over the past six months. Furniture Brands is a manufacturer of residential furniture and markets its products through its three subsidiaries, Broyhill Furniture, Thomasville Furniture and Lane Furniture. The company manufactures a broad array of furniture including bedroom, dining room and living room furniture in addition to office furniture and home entertainment centers. We believe this stock has significant upside potential.

VALASSIS COMMUNICATIONS, INC.: Valassis Communications was a recent purchase that immediately added to results. Valassis has a 50% market share in the newspaper inserts (e.g. coupons) business. In addition, Valassis also prints and publishes refund offers, premiums, sweepstakes and contests distributed to households across the United States. The stock traded off from a mid-year high of $39 to $20.50 in late September. However, the stock has recovered nicely and ended the year over $31 per share.

PORTFOLIO OUTLOOK

We continue to be concerned about the near-term outlook for the U.S. economy. Tight monetary policy in 2000, continued high oil prices, a strong US dollar, and weakening consumer spending were all cited as culprits when companies pre-announced disappointing fourth quarter earnings. The odds have clearly gone up that this record economic expansion could come to an end in 2001.

Even though small cap stocks posted their second consecutive year of positive relative performance, we have yet to see the dramatic positive performance that small cap stocks last enjoyed in the early 1990s. A declining dollar is one catalyst that could trigger such strong performance. As the dollar declines, large multi-national companies that dominate the large cap indices should experience more earnings pressure than the typical small cap company.

We continue to find excellent companies trading at inexpensive valuations. The Opportunity Fund's characteristics remained steady recently, with low valuations and high returns on capital. The most notable change in characteristics is the dramatic revaluation of the Russell 2000 Index, where the P/E ratio fell from
19.6 to 16.4, primarily due to poor relative performance of growth stocks.

The Fund's sector weights changed modestly over the period, as we increased the weighting in the material and processing and services sectors while modestly decreasing our weight in the financial, energy and consumer non-durables sector. The Fund continues to be overweight the consumer durables and producer manufacturing sectors. The Fund has no exposure to the utility sector and is materially underweight the technology and health care sectors.

SUMMARY

As experienced value investors, we are excited with the notion that valuation still matters in the stock market, after valuation had been seemingly ignored for several years. We are pleased to report strong absolute and relative results in the first six months of the fiscal year and hope that the strong results will continue. As always, we appreciate your confidence and investment in the Fund.

Regards,

/s/ David R. Milroy

David R. Milroy
Reams Asset Management Co.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                   Frontegra         Lipper         Russell          Russell
                  Opportunity      Small-Cap          2000            2000
Date                 Fund          Fund Index        Index         Value Index
----              -----------      ----------       -------        -----------
 7/31/97*<F10>      $100,000        $100,000        $100,000        $100,000
 9/30/97            $109,900        $108,959        $109,774        $108,346
12/31/97            $108,269        $102,603        $106,098        $110,170
 3/31/98            $116,471        $113,600        $116,770        $119,379
 6/30/98            $108,032        $109,216        $111,325        $115,069
 9/30/98             $89,248         $85,849         $88,898         $94,504
12/31/98             $97,301        $101,723        $103,396        $103,086
 3/31/99             $87,352         $96,920         $97,787         $93,086
 6/30/99            $107,619        $111,310        $112,994        $108,494
 9/30/99            $100,023        $108,842        $105,849        $100,015
12/31/99            $100,439        $143,976        $125,377        $101,549
 3/31/00             $97,911        $160,087        $134,254        $105,435
 6/30/00            $100,439        $150,562        $129,177        $107,484
 9/30/00            $109,447        $167,410        $130,600        $115,366
12/31/00            $121,261        $157,449        $121,578        $124,711

*<F10> 7/31/97 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 12/31/00
-----------------------------

ONE YEAR              20.73%

AVERAGE ANNUAL
SINCE COMMENCEMENT     5.80%

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
December 31, 2000 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
            COMMON STOCKS  98.2%

            Building Products  2.0%
   9,900    York International Corp.                               $   303,806
                                                                   -----------

            Chemicals  7.6%
  33,900    Crompton Corp.                                             355,950
  10,500    Cytec Industries Inc.*<F11>                                419,344
  15,650    Ferro Corp.                                                359,950
                                                                   -----------
                                                                     1,135,244
                                                                   -----------

            Commercial Services  6.6%
  16,500    Banta Corp.                                                419,430
   6,600    Lawson Products, Inc.                                      179,438
  12,100    Valassis Communications, Inc.*<F11>                        381,906
                                                                   -----------
                                                                       980,774
                                                                   -----------

            Construction  2.4%
  31,600    Clayton Homes, Inc.                                        363,400
                                                                   -----------

            Consumer Durables  16.5%
   4,800    BorgWarner, Inc.                                           192,000
   4,300    Bush Industries, Inc.                                       49,988
  21,750    CLARCOR Inc.                                               449,953
  24,900    Furniture Brands International, Inc.*<F11>                 524,456
   9,700    Harman International Industries, Inc.                      354,050
  15,300    Mohawk Industries, Inc.*<F11>                              418,837
  17,600    Snap-on Inc.                                               490,600
                                                                   -----------
                                                                     2,479,884
                                                                   -----------

            Consumer Services  1.8%
  18,700    Regis Corp.                                                271,150
                                                                   -----------

            Dental Supplies & Equipment  1.9%
   7,400    DENTSPLY International Inc.                                289,525
                                                                   -----------

            Electronic Technology  7.7%
   6,700    APW Ltd.*<F11>                                             226,125
  18,300    Belden Inc.                                                464,363
   6,500    CTS Corp.                                                  236,844
  21,100    Pioneer-Standard Electronics, Inc.                         232,100
                                                                   -----------
                                                                     1,159,432
                                                                   -----------

            Finance  13.9%
   3,700    Astoria Financial Corp.                                    200,956
   5,900    Centura Banks, Inc.                                        284,675
  19,500    Colonial BancGroup, Inc. (The)                             209,625
  15,300    Commercial Federal Corp.                                   297,394
  14,100    First Bell Bancorp, Inc.                                   192,994
  22,600    Local Financial Corp.*<F11>                                296,625
  26,300    Seacoast Financial Services Corp.                          315,600
  10,100    Washington Federal, Inc.                                   287,219
                                                                   -----------
                                                                     2,085,088
                                                                   -----------

            Food  5.1%
  16,200    Sensient Technologies Corp.                                368,550
   8,100    Suiza Foods Corp.*<F11>                                    388,800
                                                                   -----------
                                                                       757,350
                                                                   -----------

            Health Technology  1.8%
   8,600    Haemonetics Corp.*<F11>                                    265,525
                                                                   -----------

            Industrial Services  3.9%
   9,200    Jacobs Engineering Group, Inc.*<F11>                       424,925
   8,200    Quanex Corp.                                               165,025
                                                                   -----------
                                                                       589,950
                                                                   -----------

            Machinery  1.5%
  12,900    Regal-Beloit Corp.                                         220,074
                                                                   -----------

            Oil & Gas  3.8%
  12,300    Noble Affiliates, Inc.                                     565,800
                                                                   -----------

            Producer Manufacturing  8.1%
  32,200    Griffon Corp.*<F11>                                        253,575
  15,700    HON INDUSTRIES Inc.                                        400,350
  18,300    Milacron Inc.                                              293,944
  15,000    Northwest Pipe Co.*<F11>                                   105,937
   7,700    Standex International Corp.                                158,813
                                                                   -----------
                                                                     1,212,619
                                                                   -----------

            Real Estate Investment Trusts  6.8%
   5,300    Amli Residential Properties Trust                          130,844
   6,700    Federal Realty Investment Trust                            127,300
   6,600    First Industrial Realty Trust, Inc.                        224,400
   7,400    Great Lakes REIT, Inc.                                     128,575
   9,000    Prentiss Properties Trust                                  242,437
   5,300    Storage USA, Inc.                                          168,275
                                                                   -----------
                                                                     1,021,831
                                                                   -----------

            Restaurants  2.1%
  14,300    IHOP Corp.*<F11>                                           310,131
                                                                   -----------

            Retail  2.6%
  26,300    Casey's General Stores, Inc.                               392,856
                                                                   -----------

            Transportation  2.1%
  17,700    Arnold Industries, Inc.                                    318,600
                                                                   -----------

            TOTAL COMMON STOCKS
              (cost $11,910,100)                                    14,723,039
                                                                   -----------

Principal Amount
----------------
            SHORT-TERM INVESTMENTS  3.8%

            Variable Rate Demand Notes  3.8%
$ 65,686    American Family Financial Services Inc., 6.2353%            65,686
 477,992    Sara Lee Corp., 6.2463%                                    477,992
  24,349    Wisconsin Corporate Central Credit Union, 6.3163%           24,349
                                                                   -----------
                                                                       568,027
                                                                   -----------

            TOTAL SHORT-TERM INVESTMENTS
              (cost $568,027)                                          568,027
                                                                   -----------

            TOTAL INVESTMENTS  102.0%
              (cost $12,478,127)                                    15,291,066

            Liabilities, less Other Assets  (2.0)%                    (294,533)
                                                                   -----------

            NET ASSETS  100.0%                                     $14,996,533
                                                                   -----------
                                                                   -----------

*<F11>  Non-income producing

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)

ASSETS:
Investments at value (cost $12,478,127)                            $15,291,066
Interest and dividend receivable                                        26,754
Receivable for investments sold                                          7,989
Receivable from Adviser                                                    176
Deferred organizational costs, net                                      12,739
Other assets                                                             7,930
                                                                   -----------
Total assets                                                        15,346,654
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      320,694
Accrued expenses                                                        29,427
                                                                   -----------
Total liabilities                                                      350,121
                                                                   -----------
NET ASSETS                                                         $14,996,533
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $12,626,234
Undistributed net investment income                                      6,014
Undistributed net realized loss                                       (448,654)
Net unrealized appreciation on investments                           2,812,939
                                                                   -----------
NET ASSETS                                                         $14,996,533
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 446,271
NET ASSET VALUE, REDEMPTION
  PRICE AND OFFERING PRICE PER SHARE                                    $33.60
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2000
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                        $  167,681
Interest                                                             20,876
                                                                 ----------
                                                                    188,557
                                                                 ----------

EXPENSES:
Investment advisory fees                                             57,633
Fund administration and accounting fees                              25,024
Legal fees                                                            9,016
Audit fees                                                            5,320
Shareholder servicing fees                                            4,870
Custody fees                                                          4,104
Amortization of organizational costs                                  4,072
Reports to shareholders                                               1,576
Directors' fees and related expenses                                  1,260
Federal and state registration fees                                   1,016
Other                                                                   813
                                                                 ----------
Total expenses before waiver and reimbursement                      114,704
Waiver and reimbursement of expenses by Adviser                     (34,904)
                                                                 ----------
Net expenses                                                         79,800
                                                                 ----------
NET INVESTMENT INCOME                                               108,757
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    836,649
Change in net unrealized
  appreciation on investments                                     2,171,982
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             3,008,631
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $3,117,388
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                             DECEMBER 31, 2000     YEAR ENDED
                                                (UNAUDITED)       JUNE 30, 2000
                                             -----------------    -------------

OPERATIONS:
Net investment income                          $   108,757         $   153,917
Net realized gain (loss)
  on investments                                   836,649            (440,696)
Change in net unrealized
  appreciation on investments                    2,171,982            (794,398)
                                               -----------         -----------
Net increase (decrease) in net assets
  resulting from operations                      3,117,388          (1,081,177)
                                               -----------         -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                             (198,208)           (105,971)
Net realized gain on investments                        --            (697,166)
                                               -----------         -----------
Decrease in net assets resulting
  from distributions paid                         (198,208)           (803,137)
                                               -----------         -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                         62,149           3,952,596
Shares issued to holders in
  reinvestment of distributions                    198,208             803,137
Shares redeemed                                 (6,386,934)         (1,878,900)
                                               -----------         -----------
Net increase (decrease) in net assets
  resulting from capital share transactions     (6,126,577)          2,876,833
                                               -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (3,207,397)            992,519
                                               -----------         -----------

NET ASSETS:
Beginning of period                             18,203,930          17,211,411
                                               -----------         -----------
End of period
  (includes undistributed
  net investment income of
  $6,014 and $95,465, respectively)            $14,996,533         $18,203,930
                                               -----------         -----------
                                               -----------         -----------

See notes to financial statements.

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                          ENDED                YEAR            EIGHT MONTHS            YEAR               PERIOD
                                       DECEMBER 31,           ENDED               ENDED               ENDED               ENDED
                                           2000              JUNE 30,            JUNE 30,          OCTOBER 31,         OCTOBER 31,
                                       (UNAUDITED)             2000            1999(2)<F13>            1998            1997(1)<F12>
                                       ------------          --------          ------------        -----------         -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $28.21              $32.02              $27.93              $32.22              $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                       0.32                0.27                0.07                0.26                0.04
Net realized and unrealized gain
  (loss) on investments                     5.52               (2.44)               4.23               (4.52)               2.18
                                          ------              ------              ------              ------              ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                     5.84               (2.17)               4.30               (4.26)               2.22
                                          ------              ------              ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                 (0.45)              (0.22)              (0.21)              (0.03)                 --
From net realized gain
  on investments                              --               (1.42)                 --                  --                  --
                                          ------              ------              ------              ------              ------
TOTAL DISTRIBUTIONS PAID                   (0.45)              (1.64)              (0.21)              (0.03)                 --
                                          ------              ------              ------              ------              ------

NET ASSET VALUE,
  END OF PERIOD                           $33.60              $28.21              $32.02              $27.93              $32.22
                                          ------              ------              ------              ------              ------
                                          ------              ------              ------              ------              ------

TOTAL RETURN(3)<F14>                      20.73%             (6.67)%              15.49%            (13.24)%               7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                         $14,997             $18,204             $17,211              $6,827              $5,900
Ratio of expenses to
  average net assets(4)<F15>(5)<F16>       0.90%               0.90%               0.90%               0.90%               0.90%
Ratio of net investment income
  to average net assets(4)<F15>(5)<F16>    1.22%               0.97%               1.00%               0.92%               2.61%
Portfolio turnover rate(3)<F14>              38%                 64%                 38%                 54%                  9%

(1)<F12>  Commenced operations on July 31, 1997.
(2)<F13> Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(3)<F14>  Not annualized for periods less than a full year.
(4)<F15> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.29%, 1.44%, 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.83%, 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended December 31, 2000, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
(5)<F16>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                  GROWTH FUND

REPORT FROM NORTHERN CAPITAL MANAGEMENT, LLC:

During the calendar year 2000 the Frontegra Growth Fund declined by 9.5% versus declines of 9.1% and 22.4% for the S&P 500 Index and the Russell 1000 Growth Index, respectively. The Fund's annualized return over the past two years was 6.4% versus gains of 4.2% and 1.6% for the S&P 500 Index and the Russell 1000 Growth Index, respectively.

                                      CALENDAR YEAR    TWO YEAR ANNUALIZED
                                           2000       RETURN (1999 AND 2000)
                                      -------------   ----------------------
FRONTEGRA GROWTH FUND                     (9.5)%               6.4%
S&P 500 Index                             (9.1)%               4.2%
Russell 1000 Growth Index                (22.4)%               1.6%

During a year when growth stocks underperformed the overall market, the Fund was able to match the return of the broad market while substantially outperforming the growth indices such as the Russell 1000 Growth Index. The decline in the growth indices was concentrated primarily in technology with technology heavy indices such as the Nasdaq declining by 39%.

OUR MID-YEAR CHANGE IN THE BENCHMARK

In the June shareholder letter we discussed our concerns about the pending changes in the composition of the Russell 1000 Growth Index and our decision not to make similar changes to your portfolio. We were concerned about the very high valuations being placed on numerous technology stocks and the risk of increasing the portfolio's exposure to these areas at a time when the risk seemed to far outweigh the possible returns. We chose to maintain our diversified "core-growth" approach and reduced our exposure to technology while adding to consumer and financial companies.

The industry weighting decision in June may have been the most significant move in the portfolio during 2000 as a "bear market" for technology stocks emerged in the second half of the year. During that period the indices that were concentrated in technology such as the Russell 1000 Growth Index and the Nasdaq Composite, declined by 26% and 39%, respectively. Although we are disappointed to report a negative absolute return for the year, our relative performance versus both the broad market and growth oriented benchmarks reaffirms our decision to maintain a diversified approach and to remain true to our stock selection discipline - purchase quality growth companies with sustainable competitive advantages.

A REVIEW OF 2000

Investors entered the year with concerns of a global crisis resulting from the impact of Y2K issues. Although those fears proved completely unwarranted, the year will be remembered as one of the most difficult periods for equity investing in the past 50 years. The S&P 500 Index declined 9.1% - the largest decline in the past 25 years. The technology-heavy Nasdaq Composite, down 39%, reported its worst return in the history of the index. In addition, the level of market volatility measured by daily fluctuations was also at an all time high. The percentage of trading days when the indices increased or decreased by over 1% was 40% for the S&P 500 Index and 75% for the Nasdaq Composite.

Earlier in the year we wrote about the unprecedented high valuations that were being paid for many of the "new economy" Nasdaq companies. Our principal concern was that investors had developed unrealistic sales and earnings expectations and that these companies would experience a sharp correction when they failed to meet these expectations. The graph below indicates the euphoria that surrounded these "new economy" stocks that substantially corrected during 2000; in fact, the Nasdaq Composite has now been trading in-line with the returns of the S&P 500 Index for the past five years.

          S&P 500 Index vs. Nasdaq Composite

                S&P 500 INDEX        NASDAQ COMPOSITE
                -------------        ----------------
29-Dec-95           100.0                 100.0
31-Jan-96           103.3                 100.7
29-Feb-96           104.0                 104.6
29-Mar-96           104.8                 104.7
30-Apr-96           106.2                 113.2
31-May-96           108.6                 118.2
28-Jun-96           108.9                 112.6
31-Jul-96           103.9                 102.7
30-Aug-96           105.9                 108.5
30-Sep-96           111.6                 116.6
31-Oct-96           114.5                 116.1
29-Nov-96           122.9                 122.9
31-Dec-96           120.3                 122.7
31-Jan-97           127.6                 131.1
28-Feb-97           128.4                 124.4
31-Mar-97           122.9                 116.1
30-Apr-97           130.1                 119.8
30-May-97           137.7                 133.1
30-Jun-97           143.7                 137.1
31-Jul-97           154.9                 151.5
29-Aug-97           146.0                 150.9
30-Sep-97           153.8                 160.2
31-Oct-97           148.5                 151.5
28-Nov-97           155.1                 152.1
31-Dec-97           157.6                 149.3
30-Jan-98           159.2                 153.9
27-Feb-98           170.4                 168.3
31-Mar-98           178.9                 174.5
30-Apr-98           180.5                 177.6
29-May-98           177.1                 169.1
30-Jun-98           184.1                 180.1
31-Jul-98           181.9                 178.0
31-Aug-98           155.4                 142.5
30-Sep-98           165.1                 161.0
30-Oct-98           178.4                 168.4
30-Nov-98           188.9                 185.3
31-Dec-98           199.6                 208.4
29-Jan-99           207.8                 238.2
26-Feb-99           201.1                 217.5
31-Mar-99           208.9                 233.9
30-Apr-99           216.8                 241.7
28-May-99           211.4                 234.8
30-Jun-99           222.9                 255.3
30-Jul-99           215.7                 250.8
31-Aug-99           214.4                 260.4
30-Sep-99           208.3                 261.0
29-Oct-99           221.3                 281.9
30-Nov-99           225.5                 317.1
31-Dec-99           238.5                 386.8
31-Jan-00           226.4                 374.5
29-Feb-00           221.8                 446.4
31-Mar-00           243.3                 434.6
28-Apr-00           235.8                 366.9
31-May-00           230.6                 323.2
30-Jun-00           236.2                 377.0
31-Jul-00           232.3                 358.0
31-Aug-00           246.4                 399.8
29-Sep-00           233.2                 349.1
31-Oct-00           232.1                 320.3
30-Nov-00           213.5                 246.9
29-Dec-00           214.4                 234.8

In contrast to the poor returns in the equities markets during 2000, the fixed income markets performed very well, with the Lehman Brothers Intermediate Bond Index up over 10% for the year. The strength in the bond market resulted from a decline in long-term interest rates and the expectation of a Federal Reserve rate reduction in the first quarter of 2001. Although lower rates generally have a positive effect on both stocks and bonds, only bonds responded favorably in 2000 as the potential positive impact of lower rates on equities was overwhelmed by earnings and valuation concerns.

THE TECHNOLOGY MANIA

Speculative manias are typically rooted in real, fundamentally important economic developments. This time, several technological breakthroughs converged in a short amount of time. The Internet became a means to distribute information and merchandise via personal computers. Fiber optics and wireless technologies triggered new means of data flow and communication. These and other developments led to the idea of a "new economy," one that was structurally different than in the past and able to drive unimpeded growth for years to come.

The technological developments in 1999 and 2000 did indeed translate into a powerful surge in earnings growth for many companies in the "new economy" sectors. Investors were quick to recognize these changes, and the stocks of these companies were immediately bid up to reflect the accelerating earnings growth potential. However, another important aspect of speculative manias concerns time and dimension. Investors tend to inflate the time (sustainability) period during which the technological changes will lead to accelerating earnings and extend the dimension of the phenomenon to companies and industries that have not yet been able to translate the technologies into earnings (e.g., dot.com retailers). During this phase, the availability of capital and investor sentiment soars, and stock prices ultimately become detached from the underlying fundamentals of the new technologies - regardless of the growth potential. During this stage, too much capital chases too many marginal business plans.

As companies race to supply these new technologies, supply often exceeds demand, prices begin to fall, and capital spending begins to weaken. The telecommunications industry is a perfect recent example, with capital spending expected to decline by 20% in 2001 after three years of 20% annual increases.
In the end, investors are reminded of a few valuable lessons of the past:

   o   Business cycles matter

   o The price paid for a security is a critical determinant of its future expected return

   o   The stock market is a reflection of the fundamental economy

THE ECONOMY AND MARKETS IN 2001

What is the aftermath of the boom/bust in the equity market? As we move into 2001, we see an environment of slower, but positive economic growth, a Federal Reserve Board that is likely to loosen the credit reins, low inflation, and more normal equity valuations. These developments should translate into earnings growth in the 5-10% area and more normal valuations for the equity indices. However, investor sentiment first needs to be repaired after the prolonged losses incurred during 2000, and until then, heightened volatility in the equity indices will likely persist.

HIGHLIGHTING OUR BEST PERFORMING STOCKS HELD AT YEAR-END

WASHINGTON MUTUAL (WM) +135% -- operates more than 1000 financial services offices in the western United States and Florida. We took our initial position during late June and early July when the stock was showing signs of a recovery after almost a year of poor performance. Washington Mutual has consistently exceeded the market's earnings expectations over the past three quarters resulting in very strong performance in the stock.

CARDINAL HEALTH (CAH) +95% -- manufactures and distributes pharmaceuticals, surgical and hospital supplies, in addition to providing value added services to the pharmaceutical industry in the form of proprietary drug delivery mechanisms. We made a very opportunistic purchase of the stock in January of 2000 as it had fallen out of favor with investors after declining by over 40% during 1999. During 2000, Cardinal delivered earnings growth in excess of 20% and the stock recovered significantly.

AES CORP (AES) +69% -- operates power generation facilities all over the globe, leveraging their ability to produce low-cost electricity by entering into sales contracts with numerous local utilities and corporations. As we took initial positions during May of 2000, we were optimistic that the company would be able to show significant earnings growth despite growing concerns about the domestic economy. Our confidence was confirmed during the second half of the year as the company reported earnings growth of over 40%.

WALGREENS (WAG) +49% -- operates 3,200 drug stores in 43 different states, and is the largest drug store retailer in the United States. We bought Walgreens in January after the stock had remained relatively flat for over a year despite posting consistently strong earnings growth. During 2000, Walgreens continued its long track record of growth, producing 17% gains in earnings and stock price appreciation of 50%.

       TEN LARGEST HOLDINGS AS OF 12/31/00

       NAME                          TICKER               POSITION SIZE
       ----                          ------               -------------
       Cendant                         CD                      4.6%
       General Electric                GE                      4.4%
       Bristol-Myers                  BMY                      4.1%
       Liberty Media                 LMG.A                     3.9%
       Washington Mutual               WM                      3.9%
       Citigroup                       C                       3.6%
       Pfizer                         PFE                      3.5%
       Comcast                       CMCSK                     3.4%
       Microsoft                      MSFT                     3.3%
       Tyco International             TYC                      3.3%

SUMMARY

As investors, we look back on the events of the past two years as confirmation that a disciplined investment process is the foundation of equity selection and that the process must be consistently employed even when market prices go to extreme highs and lows. We remain focused on quality companies with strong and sustainable competitive advantages and are disciplined with regard to what we are willing to pay for a company.

The past year was a difficult period for investors as the equity markets declined by 5% to 40% depending on the index. We appreciate the confidence you have expressed during these turbulent times and we look forward to capitalizing on the opportunities that are often created during volatile and declining markets. Please visit the Frontegra website at www.frontegra.com for daily
                                                -----------------
prices and other fund information.

We thank you for your continued support and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,

/s/ Daniel T. Murphy      /s/ Brian A. Hellmer          /s/ Stephen L. Hawk

Daniel T. Murphy, CFA     Brian A. Hellmer, CFA         Stephen L. Hawk, Ph.D.
President and Chief       Senior Vice President and     Chairman and
Investment Officer        Director of Research          Chief Executive Officer
dan.murphy@norcap.com     brian.hellmer@norcap.com      steve.hawk@norcap.com

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

Date          Frontegra Growth Fund          S&P 500 Stock Index
----          ---------------------          -------------------
 3/18/98*<F17>       $100,000                      $100,000
 3/31/98             $101,100                      $101,523
 6/30/98             $102,000                      $104,875
 9/30/98              $85,800                       $94,443
12/31/98             $108,939                      $114,556
 3/31/99             $113,144                      $120,264
 6/30/99             $119,452                      $128,742
 9/30/99             $112,643                      $120,710
12/31/99             $136,161                      $138,670
 3/31/00             $141,792                      $141,858
 6/30/00             $137,770                      $138,096
 9/30/00             $139,479                      $136,760
12/31/00             $123,216                      $126,069

*<F17>  3/18/98 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 12/31/00
-----------------------------

ONE YEAR             (9.51)%

AVERAGE ANNUAL
SINCE COMMENCEMENT     7.76%

This chart assumes an initial gross investment of $100,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2000 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  99.2%

             Computer Hardware  7.5%
    26,100   Apple Computer, Inc.*<F18>                            $   388,237
    16,900   CDW Computer Centers, Inc.*<F18>                          471,088
    10,050   Sun Microsystems, Inc.*<F18>                              280,144
                                                                   -----------
                                                                     1,139,469
                                                                   -----------

             Consumer Staples  6.4%
    14,600   Kroger Co. (The)*<F18>                                    395,113
     4,200   Procter & Gamble Co. (The)                                329,438
     9,275   Ralston-Ralston Purina Group                              242,309
                                                                   -----------
                                                                       966,860
                                                                   -----------

             Cyclicals  4.5%
    71,775   Cendant Corp. *<F18>                                      690,834
                                                                   -----------

             Energy & Utilities  7.5%
     8,150   AES Corp. (The)*<F18>                                     451,306
     5,100   Chevron Corp.                                             430,631
     4,550   Phillips Petroleum Co.                                    258,781
                                                                   -----------
                                                                     1,140,718
                                                                   -----------

             Financial  12.3%
    10,700   Citigroup Inc.                                            546,369
    11,200   Firstar Corp.                                             260,400
    12,750   MBNA Corp.                                                470,953
    11,050   Washington Mutual, Inc.                                   586,341
                                                                   -----------
                                                                     1,864,063
                                                                   -----------

             Healthcare  16.1%
     4,500   Biogen, Inc.*<F18>                                        270,281
     8,425   Bristol-Myers Squibb Co.                                  622,923
     2,500   Cardinal Health, Inc.                                     249,063
     3,925   Merck & Co.                                               367,478
    11,625   Pfizer Inc.                                               534,750
     6,950   Schering-Plough Corp.                                     394,413
                                                                   -----------
                                                                     2,438,908
                                                                   -----------

             Media & Telecommunications  12.7%
    11,900   AT&T Corp.                                                206,019
    44,150   AT&T Corp. - Liberty Media Group*<F18>                    598,784
    12,200   Comcast Corp. - Special Class A*<F18>                     509,350
    14,100   Sprint Corp. (PCS Group)*<F18>                            288,169
     8,250   Williams Companies, Inc. (The)                            329,484
                                                                   -----------
                                                                     1,931,806
                                                                   -----------

             Multi-Sector Companies  7.7%
    13,925   General Electric Co.                                      667,530
     9,075   Tyco International Ltd.                                   503,662
                                                                   -----------
                                                                     1,171,192
                                                                   -----------

             Networking & Internet  5.3%
    22,200   Cabletron Systems, Inc.*<F18>                             334,388
     6,050   Cisco Systems, Inc.*<F18>                                 231,412
    11,450   Motorola, Inc.                                            231,863
                                                                   -----------
                                                                       797,663
                                                                   -----------

             Retailing & Restaurants  3.6%
     9,950   Target Corp.                                              320,888
     5,375   Walgreen Co.                                              224,742
                                                                   -----------
                                                                       545,630
                                                                   -----------

             Semiconductors  6.0%
     6,100   Intel Corp.                                               183,381
    10,300   Jabil Circuit, Inc.*<F18>                                 261,363
     4,500   Linear Technology Corp.                                   208,125
     6,900   Teradyne, Inc.*<F18>                                      257,025
                                                                   -----------
                                                                       909,894
                                                                   -----------

             Software & Services  9.6%
     2,850   Electronic Data Systems Corp.                             164,587
     7,250   First Data Corp.                                          381,984
    11,650   Microsoft Corp.*<F18>                                     505,319
     4,545   VERITAS Software Corp.*<F18>                              397,651
                                                                   -----------
                                                                     1,449,541
                                                                   -----------

             TOTAL COMMON STOCKS
               (cost $13,728,420)                                   15,046,578
                                                                   -----------

Principal Amount
----------------
             SHORT-TERM INVESTMENTS  3.7%

             Variable Rate Demand Notes  3.7%
  $ 48,992   American Family Financial Services Inc., 6.2353%           48,992
   182,394   Sara Lee Corp., 6.2463%                                   182,394
    66,646   Wisconsin Corporate Central Credit Union, 6.3163%          66,646
   270,322   Wisconsin Electric Power Co., 6.2352%                     270,322
                                                                   -----------
                                                                       568,354
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS
               (cost $568,354)                                         568,354
                                                                   -----------

             TOTAL INVESTMENTS  102.9%
               (cost $14,296,774)                                   15,614,932

             Liabilities, less Other Assets  (2.9)%                   (439,662)
                                                                   -----------

             NET ASSETS  100.0%                                    $15,175,270
                                                                   -----------
                                                                   -----------

*<F18>  Non-income producing

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)

ASSETS:
Investments at value (cost $14,296,774)                            $15,614,932
Interest and dividend receivable                                        12,844
Receivable for investments sold                                        693,951
Receivable for Fund shares issued                                        2,000
Receivable from Adviser                                                    686
Other assets                                                            10,368
                                                                   -----------
Total assets                                                        16,334,781
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                    1,129,796
Accrued expenses                                                        29,715
                                                                   -----------
Total liabilities                                                    1,159,511
                                                                   -----------
NET ASSETS                                                         $15,175,270
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $14,791,870
Undistributed net investment income                                     14,606
Undistributed net realized loss                                       (949,364)
Net unrealized appreciation on investments                           1,318,158
                                                                   -----------
NET ASSETS                                                         $15,175,270
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               1,266,002
NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING  PRICE PER SHARE                                         $11.99
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2000
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                       $    63,365
Interest                                                             16,765
                                                                -----------
                                                                     80,130
                                                                -----------

EXPENSES:
Investment advisory fees                                             65,508
Fund administration and accounting fees                              25,024
Legal fees                                                            8,728
Custody fees                                                          7,416
Audit fees                                                            6,256
Shareholder servicing fees                                            5,296
Reports to shareholders                                               2,028
Directors' fees and related expenses                                  1,260
Federal and state registration fees                                   1,055
Other                                                                   603
                                                                -----------
Total expenses before waiver and reimbursement                      123,174
Waiver and reimbursement of expenses by Adviser                     (57,666)
                                                                -----------
Net expenses                                                         65,508
                                                                -----------
NET INVESTMENT INCOME                                                14,622
                                                                -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                   (560,678)
Change in net unrealized
  appreciation on investments                                    (1,263,614)
                                                                -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (1,824,292)
                                                                -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $(1,809,670)
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                             DECEMBER 31, 2000    YEAR ENDED
                                                (UNAUDITED)     JUNE 30, 2000
                                             -----------------  -------------

OPERATIONS:
Net investment income                          $    14,622       $     5,310
Net realized loss
  on investments                                  (560,678)          (52,605)
Change in net unrealized
  appreciation on investments                   (1,263,614)        2,005,447
                                               -----------       -----------

Net increase (decrease) in net assets
  resulting from operations                     (1,809,670)        1,958,152
                                               -----------       -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                               (2,728)           (6,376)
Net realized gain on investments                  (298,042)          (42,785)
                                               -----------       -----------
Decrease in net assets resulting
  from distributions paid                         (300,770)          (49,161)
                                               -----------       -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                      1,917,972        11,445,571
Shares issued to holders in
  reinvestment of distributions                    300,735            49,091
Shares redeemed                                 (1,190,605)       (1,765,284)
                                               -----------       -----------
Net increase in net assets
  resulting from capital share transactions      1,028,102         9,729,378
                                               -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,082,338)       11,638,369
                                               -----------       -----------

NET ASSETS:
Beginning of period                             16,257,608         4,619,239
                                               -----------       -----------
End of period
  (includes undistributed
  net investment income of
  $14,606 and $2,712, respectively)            $15,175,270       $16,257,608
                                               -----------       -----------
                                               -----------       -----------

See notes to financial statements.

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED                YEAR            EIGHT MONTHS           PERIOD
                                            DECEMBER 31,           ENDED               ENDED               ENDED
                                                2000              JUNE 30,            JUNE 30,          OCTOBER 31,
                                            (UNAUDITED)             2000            1999(2)<F20>        1998(1)<F19>
                                            ------------          --------          ------------        -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $13.69              $11.93              $ 9.29              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                            0.01                  --(6)<F24>        0.01                0.01
Net realized and unrealized gain
  (loss) on investments                         (1.47)               1.82                2.64               (0.72)
                                               ------              ------              ------              ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                         (1.46)               1.82                2.65               (0.71)
                                               ------              ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                         --(6)<F24>       (0.01)              (0.01)                 --
From net realized gain
  on investments                                (0.24)              (0.05)                 --                  --
                                               ------              ------              ------              ------
TOTAL DISTRIBUTIONS PAID                        (0.24)              (0.06)              (0.01)                 --
                                               ------              ------              ------              ------

NET ASSET VALUE, END OF PERIOD                 $11.99              $13.69              $11.93              $ 9.29
                                               ------              ------              ------              ------
                                               ------              ------              ------              ------

TOTAL RETURN(3)<F21>                         (10.71)%              15.33%              28.58%             (7.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                              $15,175             $16,258              $4,619              $2,343
Ratio of expenses to
  average net assets(4)<F22>(5)<F23>            0.80%               0.80%               0.80%               0.80%
Ratio of net investment income
  to average net assets(4)<F22>(5)<F23>         0.18%               0.05%               0.16%               0.28%
Portfolio turnover rate(3)<F21>                  126%                213%                106%                 67%

(1)<F19>  Commenced operations on March 18, 1998.
(2)<F20> Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(3)<F21>  Not annualized for periods less than a full year.
(4)<F22> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.50%, 1.89%, 4.52% and 9.23%, and the ratio of net investment loss to average net assets would have been (0.52)%, (1.04)%, (3.56)% and (8.15)% for the periods ended December 31, 2000,
          June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(5)<F23>  Annualized.
(6)<F24>  Less than one cent per share.

See notes to financial statements.

                                   FRONTEGRA
                              EMERGING GROWTH FUND

REPORT FROM BERENTS & HESS CAPITAL MANAGEMENT, INC.:

The first six months of the fiscal year proved to be a difficult time for investors in small capitalization growth stocks. Investors in the Emerging Growth Fund were not spared the damage in this part of the market. The Emerging Growth Fund declined 26.57%, while the benchmark Russell 2000 Growth Index was off 23.37% for the first six months of the fiscal year. Most of the decline occurred in the last three months of the year, particularly in the month of November, when the Russell 2000 Growth Index lost nearly 20%.

MARKET REVIEW

The fallout in the technology sector that began in the spring of 2000, continued unabated throughout the year, and in fact intensified in the last few months of 2000. The Nasdaq Composite, which is heavily weighted in technology stocks, declined more than 50% from its peak of over 5,000 it reached in the first quarter of the year. A majority of the highflying internet stocks and companies lacking sustainable business models declined substantially during the year, with many falling by more than 80% from their peak.

The veritable crash of many concept stocks spilled over into many well-established, profitable technology and technology-related companies. A large number of the more established firms saw their market values cut in half or by two-thirds as earnings shortfalls and warnings of slower growth reverberated through the market. Dell reached a peak of $59 before falling below $20 near year-end. Motorola was selling over $60 in the spring and also fell below $20 by year-end. Lucent, once a high-profile networking stock that growth managers could not afford "not to hold" fell by 80% from $75 to $15. Even Microsoft's market value was cut in half, in part due to its legal wranglings with the U.S. Government.

Many investment analysts expected a correction in the equity markets after the historic returns in 1999, yet many were not prepared for the turn of events. At the core of the downturn was the fact that many companies could not deliver the growth rates to sustain over-inflated investor expectations. This fact was compounded by the ill-timed measures by the Federal Reserve, which remained "behind the curve" for much of the year, keeping interest rates at levels that ultimately ground the roaring economy to a screeching halt. The interest rate increases had a major impact on liquidity and accelerated the selling of stocks at year-end, most notable of which was a steady stream of selling by corporate insiders and indiscriminate selling by the venture capital community as the lockups expired on many newly formed companies.

PORTFOLIO REVIEW

Although the Fund did not have exposure to any "pure-play" internet companies, exposure to several companies on the periphery of the "dot-com" world negatively impacted the portfolio over the last six months. We reduced the Fund's exposure to many of the telecommunications and technology stocks throughout the year. We took the Fund's technology exposure to approximately 35% from over 50% earlier in the year. While this was the right thing to do, the portfolio still had exposure to a number of stocks that had exposure to the slowdown in technology spending. As the days and months played out, we continued to review the holdings and sold those in which we had lost confidence and added to those stocks where the story remained intact.

We increased the portfolio's exposure to a number of energy stocks, including Cabot Oil and Gas, Canadian 88 Energy Corporation and Patterson Energy. This move helped results, as energy stocks have been one of the better performing groups in the market. In addition, we have shifted some of our emphasis from "new economy" companies in the computer services and consumer services sectors to stocks in the consumer durable and capital goods sectors that are effectively using technology to their benefit.

In the midst of the poor returns in our area of the market, several stocks in the portfolio produced strong results over the past six months. Below is a brief review of several stocks that added value in the period.

Vertex Pharmaceuticals
----------------------

Vertex is a Boston-based drug company that designs, develops and commercializes small molecule drugs that treat viral diseases, cancer and other disorders. The company currently has seven drugs in Phase II clinical development.
Importantly, the company has a number of significant collaborations with large multi-national drug companies such as Glaxo Wellcome, Eli Lilly, and Shering AG. The stock was up over 40% in the first six months of the fiscal year.

Whole Foods Market, Inc.
------------------------

Whole Foods Market, a holding since the Fund's inception, owns and operates a chain of natural foods supermarkets. The company operates 120 stores in 22 states. Whole Foods offers a broad product selection with a heavy emphasis on perishable foods designed to appeal to both natural foods and gourmet shoppers. Sales have been rising at a 25% pace and the stock increased nearly 50% in the period.

SUMMARY

We hope that we have seen the worst of the bear market for the Nasdaq and related growth stocks. It is difficult to pick tops or bottoms in the market, so we continue to do what we have done for the last 30 years - invest in rapidly growing companies with skilled managements and the ability to sustain their growth. We appreciate your confidence and we will continue to work hard to produce strong relative and absolute results for our shareholders.

Sincerely,

/s/ Charles N. Berents, Jr.               /s/ Herbert P. Hess

Charles N. Berents, Jr., CFA              Herbert P. Hess
Managing Director                         Managing Director
Berents & Hess Capital Management         Berents & Hess Capital Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                  Frontegra Emerging             Russell 2000
Date                  Growth Fund                Growth Index
----              ------------------             ------------
12/31/99               $100,000                    $100,000
 1/31/00               $107,000                     $99,070
 2/29/00               $118,700                    $122,124
 3/31/00               $110,400                    $109,288
 4/30/00                $97,500                     $98,250
 5/31/00                $89,200                     $89,644
 6/30/00               $102,300                    $101,225
 7/31/00                $93,300                     $92,550
 8/31/00               $101,100                    $102,287
 9/30/00                $94,000                     $97,203
10/31/00                $89,100                     $89,310
11/30/00                $68,900                     $73,091
12/31/00                $75,121                     $77,565

Portfolio Total Return
FOR THE PERIOD ENDED 12/31/00
-----------------------------

ONE YEAR              (24.88)%

SINCE COMMENCEMENT    (24.88)%

This chart assumes an initial gross investment of $100,000 made on 12/31/99 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Growth Index is comprised of those securities in the Russell 2000 Index which have higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

Frontegra Emerging Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2000 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  107.1%

             Agricultural Operations  8.0%
     2,600   Cadiz Inc.*<F25>                                         $ 23,238
                                                                      --------

             Business Services  4.4%
       300   CheckFree Corp.*<F25>                                      12,750
                                                                      --------

             Chemicals  5.4%
       300   Cabot Microelectronics Corp.*<F25>                         15,581
                                                                      --------

             E-Commerce  1.2%
     2,200   MediaBay, Inc.*<F25>                                        3,575
                                                                      --------

             Electronic Components  15.0%
       400   Cree, Inc.*<F25>                                           14,212
       900   DMC Stratex Networks, Inc.*<F25>                           13,500
       500   Gentex Corp.*<F25>                                          9,313
     1,000   White Electronic Designs Corp.*<F25>                        6,469
                                                                      --------
                                                                        43,494
                                                                      --------

             Food  10.5%
       500   Whole Foods Market, Inc.*<F25>                             30,563
                                                                      --------

             Machinery  3.1%
       400   Cognex Corp.*<F25>                                          8,850
                                                                      --------

             Medical  21.6%
     1,000   IntraBiotics Pharmaceuticals, Inc.*<F25>                    9,625
       400   MiniMed Inc.*<F25>                                         16,812
       400   Transkaryotic Therapies, Inc.*<F25>                        14,575
       300   Vertex Pharmaceuticals Inc.*<F25>                          21,450
                                                                      --------
                                                                        62,462
                                                                      --------

             Networking Equipment  5.0%
       500   Computer Network Technology Corp.*<F25>                    14,406
                                                                      --------

             Oil & Gas  7.7%
       300   Cabot Oil & Gas Corp.                                       9,356
     2,000   Canadian 88 Energy Corp.*<F25>                              5,400
       200   Patterson Energy, Inc.*<F25>                                7,450
                                                                      --------
                                                                        22,206
                                                                      --------

             Professional Services  4.0%
       300   Catalina Marketing Corp.*<F25>                             11,681
                                                                      --------

             Scientific Instruments  6.0%
       500   Dionex Corp.*<F25>                                         17,250
                                                                      --------

             Software  13.3%
       300   Advent Software, Inc.*<F25>                                12,019
       500   Bottomline Technologies, Inc.*<F25>                        12,844
       600   Moldflow Corp.*<F25>                                       13,725
                                                                      --------
                                                                        38,588
                                                                      --------

             Telecommunications  1.9%
     1,000   GoAmerica, Inc.*<F25>                                       5,375
                                                                      --------

             TOTAL COMMON STOCKS
               (cost $355,955)                                         310,019
                                                                      --------

Principal Amount
----------------
             SHORT-TERM INVESTMENT  1.9%

             Variable Rate Demand Note  1.9%
    $5,399   Sara Lee Corp., 6.2463%                                     5,399
                                                                      --------

             TOTAL SHORT-TERM INVESTMENT
               (cost $5,399)                                             5,399
                                                                      --------

             TOTAL INVESTMENTS  109.0%
               (cost $361,354)                                         315,418

             Liabilities, less Other Assets  (9.0)%                    (25,969)
                                                                      --------

             NET ASSETS  100.0%                                       $289,449
                                                                      --------
                                                                      --------

*<F25> Non-income producing

See notes to financial statements.

Frontegra Emerging Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)

ASSETS:
Investments at value (cost $361,354)                                  $315,418
Interest receivable                                                        177
Receivable from Adviser                                                  7,102
Other assets                                                             4,505
                                                                      --------
Total assets                                                           327,202
                                                                      --------

LIABILITIES:
Accrued expenses                                                        37,753
                                                                      --------
Total liabilities                                                       37,753
                                                                      --------
NET ASSETS                                                            $289,449
                                                                      --------
                                                                      --------

NET ASSETS CONSIST OF:
Paid in capital                                                       $500,292
Undistributed net investment loss                                       (1,584)
Undistributed net realized loss                                       (163,323)
Net unrealized depreciation on investments                             (45,936)
                                                                      --------
NET ASSETS                                                            $289,449
                                                                      --------
                                                                      --------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                  38,582
NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                                           $7.50
                                                                         -----
                                                                         -----

See notes to financial statements.

Frontegra Emerging Growth Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2000
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                         $     993
Dividends                                                               24
                                                                 ---------
                                                                     1,017
                                                                 ---------

EXPENSES:
Fund administration and accounting fees                             22,648
Legal fees                                                           7,352
Shareholder servicing fees                                           5,448
Audit fees                                                           4,584
Federal and state registration fees                                  3,680
Investment advisory fees                                             2,600
Reports to shareholders                                              2,192
Directors' fees and related expenses                                 1,260
Custody fees                                                           980
Other                                                                   24
                                                                 ---------
Total expenses before waiver and reimbursement                      50,768
Waiver and reimbursement of expenses by Adviser                    (48,168)
                                                                 ---------
Net expenses                                                         2,600
                                                                 ---------
NET INVESTMENT LOSS                                                 (1,583)
                                                                 ---------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                  (102,201)
Change in net unrealized
  appreciation on investments                                      (77,101)
                                                                 ---------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                             (179,302)
                                                                 ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(180,885)
                                                                 ---------
                                                                 ---------

See notes to financial statements.

Frontegra Emerging Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                     SIX MONTHS ENDED
                                    DECEMBER 31, 2000         PERIOD ENDED
                                       (UNAUDITED)       JUNE 30, 2000(1)<F26>
                                    -----------------    ---------------------

OPERATIONS:
Net investment income (loss)           $  (1,583)              $    753
Net realized loss
  on investments                        (102,201)               (61,122)
Change in net unrealized
  appreciation on investments            (77,101)                31,165
                                       ---------               --------
Net decrease in net assets
  resulting from operations             (180,885)               (29,204)
                                       ---------               --------

DISTRIBUTIONS
  PAID FROM:
Net investment income                       (754)                    --
                                       ---------               --------
Decrease in net assets resulting
  from distributions paid                   (754)                    --
                                       ---------               --------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                1,250                687,531
Shares issued to holders in
  reinvestment of distributions              451                     --
Shares redeemed                         (188,940)                    --
                                       ---------               --------
Net increase (decrease) in net
  assets resulting from capital
  share transactions                    (187,239)               687,531
                                       ---------               --------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                         (368,878)               658,327
                                       ---------               --------

NET ASSETS:
Beginning of period                      658,327                     --
                                       ---------               --------

End of period
  (includes undistributed
  net investment income (loss) of
  ($1,584) and $753, respectively)     $ 289,449               $658,327
                                       ---------               --------
                                       ---------               --------

(1)<F26>  Commenced operations on December 31, 1999.

See notes to financial statements.

Frontegra Emerging Growth Fund
FINANCIAL HIGHLIGHTS

                                     SIX MONTHS ENDED
                                     DECEMBER 31, 2000       PERIOD ENDED
                                        (UNAUDITED)      JUNE 30, 2000(1)<F27>
                                     -----------------   ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $10.23                $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)               (0.04)                 0.01
Net realized and unrealized gain
  (loss) on investments                    (2.68)                 0.22
                                          ------                ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                    (2.72)                 0.23
                                          ------                ------

LESS DISTRIBUTIONS PAID:
From net investment income                 (0.01)                   --
                                          ------                ------
TOTAL DISTRIBUTIONS PAID                   (0.01)                   --
                                          ------                ------

NET ASSET VALUE, END OF PERIOD            $ 7.50                $10.23
                                          ------                ------
                                          ------                ------

TOTAL RETURN(2)<F28>                     (26.57)%                2.30%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $289                 $658
Ratio of expenses to
  average net assets(3)<F29>(4)<F30>        0.90%                0.90%
Ratio of net investment income (loss)
  to average net assets(3)<F29>(4)<F30>   (0.55)%                0.27%
Portfolio turnover rate(2)<F28>               40%                  67%

(1)<F27>  Commenced operations on December 31, 1999.
(2)<F28>  Not annualized for periods less than a full year.
(3)<F29> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 17.58% and 21.69% and the ratio of net investment loss to average net assets would have been (17.23)% and (20.52)% for the periods ended December 31, 2000 and June 30, 2000, respectively.
(4)<F30>  Annualized.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of four series: the Frontegra Total Return Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Emerging Growth Fund (the "Funds"). The Frontegra Total Return Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998, and the Frontegra Emerging Growth Fund, sub-advised by Berents & Hess Capital Management, Inc. ("Berents & Hess"), commenced operations on December 31, 1999.

     Costs incurred by the Frontegra Total Return Bond and Opportunity Funds in connection with the organization, registration and the initial public offering of shares have been deferred and are being amortized over the period of benefit, but not to exceed five years from the respective dates upon which the Funds commenced operations. Frontegra Asset Management, Inc. (the "Adviser") has paid the costs incurred with the organization, registration and initial public offering of shares for the Frontegra Growth and Emerging Growth Funds.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, Northern and Berents & Hess, respectively, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          No federal income tax provision has been made since the Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond Fund and at least annually for the Frontegra Opportunity, Growth and Emerging Growth Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (d)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, December 31, 1999 and October 27, 2000, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

     The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, December 31, 1999 and October 27, 2000, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

     The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, December 31, 1999 and October 27, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

     The Frontegra Emerging Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.90% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated December 31, 1999, as amended October 27, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                          SIX MONTHS ENDED       YEAR ENDED
                                         DECEMBER 31, 2000     JUNE 30, 2000
                                         -----------------     -------------
     Shares sold                              1,372,312          1,185,248
     Shares issued to holders in
       reinvestment of distributions             94,826            128,336
     Shares redeemed                           (836,096)          (565,083)
                                              ---------          ---------
     Net increase in shares outstanding         631,042            748,501
                                              ---------          ---------
                                              ---------          ---------

     Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                          SIX MONTHS ENDED       YEAR ENDED
                                         DECEMBER 31, 2000     JUNE 30, 2000
                                         -----------------     -------------
     Shares sold                                  2,024            144,034
     Shares issued to holders in
       reinvestment of distributions              6,004             29,067
     Shares redeemed                           (207,145)           (65,274)
                                               --------            -------
     Net increase (decrease) in
       shares outstanding                      (199,117)           107,827
                                               --------            -------
                                               --------            -------

     Transactions in shares of the Frontegra Growth Fund were as follows:

                                          SIX MONTHS ENDED       YEAR ENDED
                                         DECEMBER 31, 2000     JUNE 30, 2000
                                         -----------------     -------------
     Shares sold                                138,653            924,338
     Shares issued to holders in
       reinvestment of distributions             25,062              3,634
     Shares redeemed                            (85,292)          (127,661)
                                                -------           --------
     Net increase in shares outstanding          78,423            800,311
                                                -------           --------
                                                -------           --------

     Transactions in shares of the Frontegra Emerging Growth Fund were as follows:

                                      SIX MONTHS ENDED        PERIOD ENDED
                                     DECEMBER 31, 2000    JUNE 30, 2000(1)<F31>
                                     -----------------    ---------------------
     Shares sold                               136                64,337
     Shares issued to holders in
       reinvestment of distributions            62                    --
     Shares redeemed                       (25,953)                   --
                                           -------                ------
     Net increase (decrease) in
       shares outstanding                  (25,755)               64,337
                                           -------                ------
                                           -------                ------

     (1)<F31>  Commenced operations on December 31, 1999.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended December 31, 2000, are summarized below:

                     FRONTEGRA        FRONTEGRA       FRONTEGRA      FRONTEGRA
                    TOTAL RETURN     OPPORTUNITY       GROWTH        EMERGING
                     BOND FUND          FUND            FUND        GROWTH FUND
                    ------------     -----------      ---------     -----------
     Purchases      $77,390,883       $6,641,880     $21,021,030     $217,964
     Sales          $63,673,518      $12,403,338     $20,088,248     $395,659

     Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $144,013,684 and $142,834,791, respectively.

     There were no purchases and sales of U.S. government securities for the other Funds.

     At December 31, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $87,120,963, $12,514,300, $14,479,186 and $365,004 were as follows:

                             FRONTEGRA    FRONTEGRA     FRONTEGRA    FRONTEGRA
                           TOTAL RETURN  OPPORTUNITY     GROWTH      EMERGING
                             BOND FUND      FUND          FUND      GROWTH FUND
                            -----------  -----------    ---------   -----------
     Appreciation           $2,309,714   $3,129,738    $2,028,141    $ 37,650
     (Depreciation)           (787,317)    (352,972)     (892,395)    (87,236)
                            ----------   ----------    ----------    --------
     Net Appreciation
        (Depreciation)
       on investments       $1,522,397   $2,776,766    $1,135,746    $(49,586)
                            ----------   ----------    ----------    --------

     At June 30, 2000, the Frontegra Total Return Bond and Opportunity Funds had accumulated net realized capital loss carryovers of $349,504 and $132,054 expiring in 2007 and 2006, respectively. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover.

(6)  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     At a Special Meeting of the Shareholders of the Frontegra Growth Fund held on November 30, 2000, shareholders of the Fund approved a new sub-advisory agreement between Frontegra Asset Management, Inc. and Northern Capital Management, LLC with respect to the Fund in connection with the acquisition of Northern's parent company, United Asset Management Corporation, by Old Mutual plc.

     The results of the shareholder vote were as follows (no shares represented broker non-votes):

                  FOR               AGAINST             ABSTAIN
                  ---               -------             -------
              711,892.881              0                   0